SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 16, 2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.  Other Events
On October 16, 2002, the Company issued press releases announcing management change and reporting Third-Quarter 2002 result.

Item 7. Financial Statements and Exhibits

(c)      Exhibits.
99.1	Press release dated October 16, 2002 announcing management change.
99.2	Press release dated October 16, 2002 reports third-quarter 2002 results

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: October 16, 2002
By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX
99.1	Press Release issued October 16, 2002 announcing management change.
99.2	Press Release issued October 16, 2002 reporting third-quarter 2002 results.